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                                                                    EXHIBIT 99.4

DENSE-PAC MICROSYSTEMS, INC. AND
PRODUCTIVITY ENHANCEMENT PRODUCTS, INC. AND SUBSIDIARIES

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-6659, 33-29615, 33-44807, 33-72922, 333-14733, and 333-76161 on Form S-8 and
Registration Statement Nos. 33-87704, 333-01847, and 333-50848 on Form S-3 of Dense-Pac Microsystems, Inc. of our report dated June 9, 2000, relating to the financial statements of Productivity Enhancement Products, Inc. as of January 2, 2000 and for the year then ended appearing in this Current Report on Form 8-K/A of Dense-Pac Microsystems, Inc.


/s/ Deloitte & Touche LLP

Costa Mesa, California
January 11, 2001



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